                                                                    EXHIBIT 10.5

                        OFFICE LEASE BETWEEN REGISTRANT
                              AND PEEL PROPERTIES

                          [PEEL PROPERTIES LETTERHEAD]

                                LEASE AGREEMENT


                 THIS AGREEMENT OF LEASE (this "Lease") is made and entered into on the 21st day of January, 1999, at 4401 East-West Highway, Bethesda, Maryland 20814, by and between William F. and Barbara K. Peel (hereinafter referred to as "Peel Properties") and efox.net, Inc. (hereinafter referred to as "Tenant").

         For and in consideration of the rental and of the covenants and agreement hereinafter set forth to be kept and performed by Tenant, Peel Properties hereby leases to Tenant and Tenant hereby leases from Peel Properties the Premises herein described for the Term, as hereafter defined, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.


                                   ARTICLE I

                  FUNDAMENTAL LEASE PROVISIONS AND TERMINOLOGY

         1.1 Parties and Basic Terms. The Parties and Basic Terms of this Lease are as follows:

DATE OF LEASE:            January 16, 1999

PEEL PROPERTIES AND       Peel Properties
ADDRESS FOR               4401 East-West Highway
NOTICE:                   Bethesda, Maryland  20814
                          Attention: Denise N. Peel

TENANT AND                efox.net, Inc.
ADDRESS FOR               4401 East West Highway, Suite 208
NOTICE:                   Bethesda, Maryland 20814
                          Attention: Joe Preston

PREMISES:                 380 Rentable Square Feet on the Second Floor in a
                          five story office building (the "Building"), located at 7801 Norfolk Avenue, Montgomery County, Bethesda,
                          Maryland.

LEASE TERM:                       Three (3) Months


ANNUAL BASE RENT:                 Year 1:  $6,648.00


SECURITY DEPOSIT:                 One (1) Month Annual Base Rent   ($554.00)


USE:                              General Office



                                   ARTICLE 2

                                      TERM

         2.1 Term Defined. The word "Term" as hereinafter used in this Lease shall be the Initial Term.

         2.2 Initial Term. The "Initial Term" of this Lease shall commence on January 16 , 1999 (the "Commencement Date"). The Initial Term shall be Three (3) Months from the Commencement Date ending on April 30, 1999.

         2.3     Option to Renew. Peel Properties hereby grants Tenant an
option to renew this Lease for an additional  One- Three (3)        Month term.
Written notice of Tenant's intention to exercise this option must be received by Peel Properties prior to ninety (90) days before the expiration of the initial term. Commencing with the option term, the base rental shall be adjusted on the anniversary date at the rate of Three Percent (3%) above the then current annual rate. All other terms and conditions set forth in this Lease will remain in full force and effect.

         2.4 Hold-Over. If Tenant, with Peel Properties' consent, remains in possession of the Premises after expiration or termination of the Term, or after the date of any notice given by Peel Properties to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on 30 days' notice given at any time by either party hereto. The amount of the Annual Base Rent for the hold-over period shall be 125% of the amount of Annual Base Rent for the year immediately preceding the commencement of the respective hold-over period. All provisions of this Lease except those pertaining to the Term shall apply to the month-to-month tenancy.





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
                                   ARTICLE 3

                                ANNUAL BASE RENT

         3.1 Annual Base Rent. The "Annual Base Rent" for the Initial Term shall be as follows:

         Annual Base Rent                                            Monthly Installment
         ----------------                                            -------------------
         Year 1 $6,648.00                                                    $554.00

         3.2 Rent Payment. Tenant shall pay the Annual Base Rent for the Premises in 12 equal monthly installments during each year of the Term in advance by the first day of each and every calendar month, without deduction, offset, prior notice or demand, in lawful money of the United States. The monthly installment shall be paid at the then current rate for the fractional month during which the Lease commenced and/or terminates. All payments of rent shall be made in cash or by check payable to Peel Properties at its address set forth in this Lease or to such other persons and place as may be designated by notice in writing by Peel Properties to Tenant from time to time. Tenant shall pay to Peel Properties upon signing this Lease a Rental Deposit in the amount of one month's rent (for Year 1, as stated above) which shall apply to the first month's rent otherwise due under the Lease.

         3.3 Security Deposit. Upon the execution of this Lease, Peel Properties shall receive from Tenant the sum of one (1) month Annual Base Rent, Five Hundred Fifty-four and NO/100 Dollars ($554.00) in the form of cash to be held by Peel Properties or Peel Properties' assignee as security for the payment of any rentals and any other sums of money for which Tenant shall become liable to Peel Properties under this Lease, and for the faithful performance by Tenant of all other obligations hereunder (the "Security Deposit").

                 The full amount of the Security Deposit (less any sums expended by Peel Properties to cure Tenant's default) shall be returned to Tenant upon expiration or upon the sooner termination of this Lease, provided that Tenant is not in default under the terms of this Lease on such date. The Security Deposit may be used in whole or in part, by the Peel Properties at Peel Properties' sole discretion from time to time for any purpose including but not limited to making any payments due to it from Tenant or to cure any default of Tenant hereunder or for any purpose consistent with Peel Properties' development and operation of the Project. If Peel Properties uses any portion of the Security Deposit to make any payments due to it from Tenant or to cure any default of Tenant hereunder, Tenant shall, upon demand, promptly reimburse Peel Properties for the amount so used and Tenant's failure to do so within five (5) days after Peel Properties' demand thereof, shall constitute a default hereunder.





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
                                   ARTICLE 4

                       REPAIRS, MAINTENANCE AND OPERATION

         4.1 Peel Properties' Obligations to Maintain and Operate. Peel Properties shall keep in good order, condition and repair the exterior and all structural portions of the Building, the plumbing, air conditioning, heating and electrical systems, the windows and floors on the Premises (excluding carpeting and other floor covering installed by Tenant or as part of the Tenant Improvements), and all Necessary Site Improvements and other Open Area Improvements, if any, made by Peel Properties, including parking areas and grounds of the site. Repairs shall be conducted to minimize interference with Tenant's business.

                 Notwithstanding anything contained in this Paragraph 4.1 to the contrary, Peel Properties' obligations as set forth in this Paragraph 4.1 shall not include the repair of any damage to the Premises, Building, Necessary Site Improvements, Open Area and Open Area Improvements arising from any negligence of Tenant or Tenant's agents, contractors, employees, invitees or guests. In such event, Peel Properties shall have the right, but not the obligation, to make such repairs arising from such negligence of Tenant or Tenant's Agents, Contractors, Employees, invitees or guests and the reasonable cost of such repairs arising from such negligence of Tenant or Tenant's Agents, Contractors, Employees, invitees or guests and the reasonable cost of such repairs not reimbursed to Peel Properties by an insurance company covering such damage, in the sole discretion of Peel Properties, shall be either (a) paid to Peel Properties as Additional Rent or (b) paid by Tenant promptly after demand by Peel Properties with interest at the rate of twelve percent (12%) per annum from the later date of the date expended or the date Tenant receives notice from Peel Properties thereof, but in no event to exceed the maximum rate of interest permitted by law.

         4.2 Tenant's Obligations. Tenant, at its sole cost and expense, shall keep in good order, condition and repair the Tenant Improvements installed by or for Tenant and any improvements installed by Tenant after the Commencement Date. Without limiting the foregoing, Tenant shall maintain and repair all interior walls and partitions, all floors, wall and window coverings, and false (or "dropped") ceilings and doors which are installed as part of the Tenant Improvements. Tenant shall also maintain and repair all of Tenant's furnishings, trade fixtures and equipment. Tenant shall not commit or permit waste in or about the Premises, or any nuisance or illegal activity in or about the Premises.

         4.3 Surrender. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear excepted; provided, however, that Peel Properties may require that any or all of the Tenant Improvements installed or constructed and fixtures and equipment, remain on the Premises and be surrendered with the Premises. Tenant shall have no obligation to remove any of the improvements constructed by Peel Properties' or Tenant's contractors. Tenant at its sole cost shall repair any damage to the Building or of the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, or other improvements which Tenant is entitled or required to remove, including without limitation thereto, repairing the floors and patching and painting the walls. Tenant shall indemnify Peel Properties against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants founded on such delay.


                                   ARTICLE 5

                                USE OF PREMISES

         5.1 Use. Tenant shall use the Premises for general office use, and for no other purpose without the written consent of Peel Properties first received which shall not be unreasonably withheld, conditioned or delayed. Tenant, in such use of the Premises, shall take all safety precautions necessary to safeguard the Premises, the Building and the people therein, the Property and other buildings or structures thereon or people using the Property and such other buildings or structures.

         5.2 Compliance With Law. Tenant shall at its sole expense comply with and conform to all laws and regulations, County, Commonwealth and federal, present or future, in any way relating to the condition, or Tenant's particular use or occupancy of the Premises throughout the Term of the Lease.

         5.3 Insurance. Tenant shall not keep, use, sell or offer for sale on the Premises any article, or conduct any activity thereon, which may be prohibited by the standard form of fire insurance policy; and, if Tenant does keep, use, sell or offer for sale any such article or if any acts are performed on the Premises by Tenant which increases the rate of fire insurance premiums on the Building occupied by Tenant, Tenant agrees to pay to Peel Properties on demand the amount of increase in fire insurance premiums attributable thereto provided Tenant shall have first received notice and an opportunity to cure any such act which would cause such insurance premiums to increase.


                                   ARTICLE 6

                                   INSURANCE

         6.1 Liability Insurance. Tenant shall at all times during the Term hereof and at its own cost and expense procure and continue in force Worker's Compensation Insurance and Personal Injury Liability and Property Damage Liability Insurance (for tenant owned improvements and fixtures) adequate to protect Peel Properties and naming Peel Properties as an additional insured (in the liability contract) against liability, injury or death of any person in connection with the area, operation or condition of the Premises. Such insurance shall be in an amount of not less than $1,000,000.00 with combined single limit coverage for death, bodily injury or property damage per occurrence. Peel Properties shall have the right to increase the amount of required insurance coverage every five (5) years, such increases to be in a reasonable amount. The limits of such insurance shall not limit the liability of Tenant. Said insurance shall have a Peel Properties' Protective Liability endorsement attached thereto.


                                   ARTICLE 7

                                   INDEMNITY
                  EXEMPTION OF PEEL PROPERTIES FROM LIABILITY

         7.1 Indemnity. Tenant shall indemnify and hold Peel Properties harmless from and against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of, or from the conduct of Tenant's business, or from any activity, work or thing done, or permitted by Tenant in or about the premises whether such claims arise from the use, conduct, business, activity, work or thing on the Premises, Building or Project Site. Tenant shall further indemnify and hold Peel Properties harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising from any negligence of Tenant or Tenant's agents, contractors or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such action or proceeding brought against Peel Properties by reason of any such claim.

         7.2 Exemption of Peel Properties from Liability. Except in circumstances caused by Peel Properties' willful misconduct or gross negligence, Peel Properties shall not be liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the Tenant, its goods, wares, merchandise or property, its employees, invitees, customers, agents or contractors or any other person in or about the Premises, Building or Project Site caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, Building or Project Site, or from the breakage, leakage, obstruction or other defects of the pipes, sprinkler, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon any portions of the Building or Project Site, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Peel Properties shall not be liable for any damages arising from any act or neglect of any other tenant, subtenant or occupant of the Premises.


                                   ARTICLE 8

                           ASSIGNMENT AND SUBLETTING

         8.1 Restrictions and Authorizations. Tenant shall not assign this Lease or any interest therein and shall not sublet the Premises or any part thereof or any right or privilege appurtenant thereto or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises or any portion thereof, without the written consent of Peel Properties first had and obtained, which consent shall not be unreasonably withheld, conditioned or delayed.

                                   ARTICLE 9

                     PEEL PROPERTIES' REMEDIES UPON BREACH

         9.1 Tenant Breach Defined. As used in this Lease, "breach" means any of the following:

                 (a) The failure of Tenant to pay or cause to be paid when due any rent, monies or charges required by this Lease to be paid or caused to be paid by Tenant.

                 (b) The failure of Tenant to do or cause to be done any act, other than the payment of rent, monies or charges, required by this Lease to be done or cause to be done by Tenant;

                 (c) Tenant causing, permitting or suffering to be done any act (i) required by this Lease to have the prior written consent of Peel Properties, unless such consent is so obtained, or (ii) prohibited by this Lease; and

                 (d) Any (i) attachment, execution or other judicial levy upon the leasehold estate in which Peel Properties has an interest or right to purchase hereunder or any property, (ii) assignment of the said leasehold estate for the direct or indirect benefit of creditors of tenant, (iii) judicial appointment of a receiver or similar officer to take possession of said leasehold estate or the Premises or (iv) filing of any petition by, for or against Tenant under any chapter of the Federal Bankruptcy Act.

         9.2 Default of Tenant. In the event of any failure to pay any rent due hereunder within ten (10) days after written notice of such default shall have been given to Tenant, or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Peel Properties pursuant to the terms of this Lease, or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant or any guarantor in any court pursuant to any statute either of the United States or of any State or Commonwealth a petition in Bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall vacate or abandon said Premises within the first twenty-four (24) months of the Initial Term of the Lease, or if Tenant shall suffer this Lease to be taken under any writ of execution, then Peel Properties, in addition to all other rights or remedies it may have, shall have the immediate right to re-enter the Premises which right of re-entry shall include the right to lock out the Tenant and take sole possession of Premises, with or without terminating this Lease, and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant; and Peel Properties may, in addition to all other remedies at any time, terminate this Lease, without notice to Tenant, in which event Tenant shall remain liable for the payment of rent and for all other obligations contained herein for the balance of the term, subject to a credit to Tenant for any sums received by Peel Properties from the re-renting of the Premises for any portion of the Term.
Any suit by Peel Properties for unpaid rent shall not be deemed a waiver of the right to bring such other action or actions as Peel Properties deems necessary to collect unpaid rent for any period or periods of time in the Term. Peel Properties may exercise any right under this Paragraph 9.2 without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.
Such notice of default shall also operate as a Notice to Quit and Tenant hereby expressly waives any other notice required by law. And it is further understood that Tenant shall pay, in addition to the rentals and other sums agreed to be paid hereunder, such additional sums as the court may adjudge reasonable as attorneys' fees in any suit or action instituted by Peel Properties to enforce the provisions of this Lease, or the collection of the rentals due Peel Properties hereunder. In the event of Tenant's default and subsequent recovery of possession of the Premises by Peel Properties, Peel Properties shall diligently pursue all reasonable action to relet the Premises on reasonable terms in order to mitigate its damages.

         9.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Peel Properties of rent and other sums due hereunder will cause Peel Properties to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and account charges and late charges which may be imposed on Peel Properties by the term of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Peel Properties or Peel Properties' designee within five (5) days after such amount shall be due, Tenant shall pay to Peel Properties a late charge equal to six percent (6%) of such overdue amount.

         9.4 Additional Remedies of Peel Properties. The remedies provided in this Article 9 are not exclusive, but are supplemental and additional to any other legal or equitable rights and remedies Peel Properties may have for Tenant's breach hereunder.


                                   ARTICLE 10

                       PEEL PROPERTIES ENTRY ON PREMISES

         Upon twenty-four (24) hour notice to Tenant, except in the event of an emergency when notice is not required, Peel Properties shall have the right to enter the Premises. Tenant agrees that Peel Properties, or Peel Properties' representative, may at all reasonable times and during reasonable business hours, have free access to the Premises for the purposes of examining or inspecting the condition thereof, or showing the Premises to prospective lenders, purchasers, or tenants (as to tenants only during the last ninety (90) days of the term and provided any option to extend has not been exercised) or of exercising any right or power reserved to Peel Properties under the terms and provisions of this Lease. Additionally, Peel Properties, its contractors or agents shall have the right to enter the Premises for the purpose of completing tenant improvement work for other tenants in the Building. On each and every occasion Peel Properties enters the Premises, Peel Properties shall use his best efforts to minimize any disturbance to Tenant's business.


                                   ARTICLE 11

                             ADDITIONAL PROVISIONS

         11.1 Subordination. At Peel Properties' option, this Lease shall be subject and subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Premises or on or against the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that no mortgage and/or deed of trust entered into after this Lease is executed shall be prior to this Lease unless it contains a "nondisturbance" clause providing that Tenant's rights and interest under this Lease shall be recognized so long as Tenant shall not be in default hereunder. Tenant covenants and agrees to execute and deliver upon demand without charge therefor such further instruments (such as a title company standard form subordination agreement) evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Peel Properties.

         11.2 Quiet Environment. Peel Properties covenants and agrees with Tenant, that upon Tenant paying rent and other monetary sums due under this Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Term.

         11.3 Captions; Attachments; Gender. This Lease shall be interpreted in accordance with its fair meaning and intent, and not strictly for or against either party. The captions of the Articles of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease. The words "Peel Properties" and "Tenant," as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words used in the masculine or feminine gender include the neuter. If there be more than one tenant, the obligations hereunder imposed upon the Tenant shall be joint and several. If the tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Peel Properties" shall mean only the owner or the owners at the time in question of the fee title to the Building, including the Premises. The obligations contained in this Lease to be performed by Peel Properties shall be binding on Peel Properties' successors and assigns only during their respective periods of ownership.

         11.4 Entire Agreement. This Lease, along with any exhibits and attachments hereto, constitutes the entire agreement between Peel Properties and Tenant relative to the Premises, and this Lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Peel Properties and Tenant. Peel Properties and Tenant agree hereby that all prior and contemporaneous oral agreements between and among themselves and their agents and representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

         11.5 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

         11.6 Binding Effect. The parties hereto agree that all the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof; subject to any provisions hereof restricting assignment or subletting by Tenant, this Lease shall bind and inure to representatives, successors and assigns.

         11.7 Choice of Law. This Lease is deemed to have been executed at Peel Properties' principal place of business in Montgomery County, Maryland; this lease shall be governed by the laws of the State of Maryland; and, venue shall lie in Montgomery County, Maryland with regard to any court action.

         11.8 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Peel Properties or any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Peel Properties of the breach or default of any covenant, term or condition unless otherwise expressly agreed to Peel Properties in writing. Acceptance by Peel Properties of overdue rent or any partial payment of rent shall be deemed a waiver only as to the rent so accepted, and shall not waive any existing breach or default other than nonpayment of the rent so accepted.

         11.9 Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof shall not work a merger and shall, at the option of the Peel Properties, terminate all or any existing subleases or subtenancies, or may, at the option of the Peel Properties, operate as an assignment to it of any or all such subleases or subtenancies.

         11.10 Notices. All notices or demands of any kind required or desired to be given by Peel Properties or Tenant hereunder shall be in writing and shall be deemed delivered on the third day after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Peel Properties or Tenant, respectively, at the addresses set forth after their signatures at the end of this Lease.

         11.11 Amounts Payable as Additional Rent. All taxes, charges, costs, expenses and interest which Tenant is required to pay under this Lease and all damage, costs and expenses which Peel Properties may incur by reason of Tenant's default shall be deemed Additional Rent and, in the event of nonpayment by Tenant, Peel Properties shall have the same rights and remedies as for nonpayment of the rent provided in this Lease.

         11.12 Compliance With Laws, Regulations and Rules. Tenant covenants and hereby agrees to comply with any and all requirements of the constituted public authorities, and with the terms of any Commonwealth or Federal statute or local ordinance or regulation applicable to Tenant or its use of the Premises, and save Peel Properties harmless from any penalties, fines, costs, expenses or damages resulting from failure to do so. Further, Tenant covenants and hereby agrees to comply with all rules and regulations of Peel Properties in effect at the time of execution of this Lease or at any time or times and from time to time promulgated by Peel Properties, which Peel Properties in its reasonable discretion shall deem necessary in connection with the Premises and the Building of which the Premises are a part. Any rules and regulations shall be imposed equally on all office tenants in the Building. If there is any inconsistency between this Lease and any rules and regulations, this Lease shall govern.

         IN WITNESS WHEREOF, the undersigned parties have executed this Lease as of the date first above written.


PEEL PROPERTIES:                                   TENANT:

                                                   efox.net, Inc.


By:      /s/ DENISE N. PEEL                        By:      /s/ JOE PRESTON
   ----------------------------------------           ------------------------------------------------
         Denise N. Peel                                     Joe Preston

Its:     Agent                                     Its:     CEO and President
    ---------------------------------------            -----------------------------------------------

                                    GUARANTY


         FOR VALUE RECEIVED, in consideration for and as an inducement to Peel Properties to enter into the foregoing Lease, the undersigned, Guarantor, hereby guarantees to Peel Properties, its legal representatives, successors, and assigns, the full and faithful performance and observance by Tenant, its successors and assigns, of all terms, covenants, conditions, agreements, restrictions, and limitations of the Lease, including without limitation, the payment of all rent and compliance with any rules and regulations prescribed by Peel Properties, together with the payment of all costs, attorney's fees, and other expenses incurred by Peel Properties in enforcing such performance and observation.

         Guarantor further covenants that (1) the liability of the Guarantor is primary, shall not be subject to deduction for any claim or offset, counterclaim or defense which Tenant may have against Peel Properties, and Peel Properties may proceed against Guarantor separately or jointly, before, after or simultaneously with any proceeding against Tenant for default; (2) this Guaranty shall not be terminated or impaired in any manner whatsoever by reason of the assertion by Peel Properties against Tenant of any of the rights or remedies reserved to Peel Properties pursuant to the provisions of such lease, by reason of summary or other proceedings against Tenant, by the omission of Peel Properties to enforce any of its rights against Tenant, or by reason of any extension of time or indulgence granted by Peel Properties to Tenant; (3) Guarantor expressly waives any requirement of notice of non-payment, non-performance or non-observance, or proof of notice or demand; (4) this Guaranty shall be absolute and unconditional and shall remain and continue in full force and effect as to any renewal, extension, amendment, additions, assignments, sublease, transfer or other modification of the Lease; and (5) in any action or proceeding brought by Peel Properties against Guarantor on account of this Guaranty, all obligations and liabilities of Guarantor pursuant to this Guaranty shall be binding upon the heirs, personal representatives and assigns of the Guarantor. This Guaranty shall be governed by and construed in accordance with the laws of the State of Maryland.



                 GUARANTOR:


                 /s/ JOE PRESTON                                     Date:  1/21/99
                 ----------------------------------                      -----------------------------
                 Joe Preston, Individually





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